Exhibit 10.26.3

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT
                                February 27, 2004

         Reference is made to that certain Registration Rights Agreement dated December 30, 2003 (the "Agreement") made by INYX, Inc., a Nevada corporation (the "Company") and Laurus Master Fund, Ltd. (the "Purchaser" or "Laurus"). Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Agreement.

         WHEREAS, the Company and Laurus have agreed to amend certain terms of the Agreement and the Company desires to make such changes; and

         WHEREAS, the Company and Laurus agree that on the date hereof the Company is in compliance with all the terms and provisions of the Agreement.

         NOW, THEREFORE, in consideration for the execution and delivery by the Company of this amendment, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. The definition of "Filing Date" contained in Section 1 of the Agreement is hereby deleted in its entirety and the following inserted in its stead:

                  ""Filing Date" means, with respect to each Registration Statement required to be filed hereunder, no later than thirty days following the funding by Purchaser of (1) the Loans on the initial funding date and (2) each $2,000,000 tranche of Loans thereafter."


         2. The foregoing amendment shall be effective as of the date hereof.

         3. There are no other amendments to the Agreement, and all of the other forms, terms and provisions of the Agreement remain in full force and effect.

         4. The Company hereby represents and warrants to Laurus that as of the date hereof all representation, warranties and covenants made by the Company in connection with the Agreement are true correct and complete and all of the Company's covenants requirements have been met.


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         IN WITNESS  WHEREOF,  each of the  Company  and Laurus has caused  this
Amendment No. 1 to Registration Rights Agreement signed in its name effective as of this 25th day of February, 2004.


                                             INYX, INC.


                                             By:________________________________
                                                Name:
                                                Title:



                                             LAURUS MASTER FUND, LTD.


                                             By:________________________________
                                             Name:
                                             Title: